UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2009

UNITED STATES LIME & MINERALS, INC.
 (Exact name of registrant as specified in its charter)

TEXAS	0-4197	75-0789226
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5429 LBJ FREEWAY, SUITE 230, DALLAS, TEXAS	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 991-8400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At the Company’s annual meeting of shareholders held on May 1, 2009 the United States Lime & Minerals, Inc. Amended and Restated 2001 Long-Term Incentive Plan (the “Plan”) was approved by shareholders. The description of the Plan contained in the Company’s Definitive Proxy Statement filed with the Commission on April 3, 2009 is hereby incorporated by reference in response to this Item.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, United States Lime & Minerals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2009	UNITED STATES LIME & MINERALS, INC.

By: /s/ M. Michael Owens
M. Michael Owens, Vice President and Chief Financial Officer

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